Exhibit 10.3

ASSIGNMENT AND ASSUMPTION OF LIABILITIES AND ASSETS AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION OF LIABILITIES AND ASSETS AGREEMENT (this “Assignment and Assumption Agreement”) is made and entered into as of March 25, 2010, by and among Xcorporeal, Inc., a Delaware corporation (“Xcorporeal”), Xcorporeal Operations, Inc., a Delaware corporation and a wholly owned subsidiary of Xcorporeal (“Operations,” and together with Xcorporeal, “Assignors”), and Xcorporeal, Inc. Liquidating Trust (the “Trust”).

WITNESSETH:

WHEREAS, Assignors are parties to a certain Asset Purchase Agreement (as amended, the “APA”), dated as of December 14, 2009, by and among the Assignors, National Quality Care, Inc., a Delaware corporation (“NQCI,” and together with Xcorporeal, Operations and NQCI, “Sellers”) and Fresenius USA, Inc., a Massachusetts corporation (“Purchaser”), as amended by Amendment No. 1 to the Asset Purchase Agreement, dated as of February 8, 2010, pursuant to which, among other things, the Sellers have agreed to sell, transfer and convey certain assets to Purchaser and Purchaser has agreed to acquire and accept such assets, and to assume and be liable for certain liabilities;

WHEREAS, Assignors are parties to a certain Liquidating Trust Agreement (the “LTA”), dated as of the date hereof, pursuant to which, among other things, the Assignors agreed to form the Trust and to transfer all Retained Assets (as defined below) of the Assignors to the Trust, to be held, administered and distributed by the Trust pursuant to the LTA for the benefit of the stockholders of record of Xcorporeal as of the close of business on March 25, 2010 (collectively, the “Beneficiaries”); and

WHEREAS, the primary purpose of the Trust, the execution of the LTA and of the appointment of the Trustee is to facilitate the dissolution and liquidation of the Assignors and the disposition of the Retained Assets, to hold, manage, administer and liquidate the Trust Assets, and to collect and distribute to the Beneficiaries the income and the proceeds of the disposition of the Trust Assets, to collect amounts owed to Assignors, and to pay any Liabilities of Assignors.

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.           Each capitalized term used and not otherwise defined herein shall have the meaning set forth in the LTA.

2.           Assignors hereby sell, transfer, assign, convey and deliver to the Trust all of Assignors’ right, title and interests in, to and under, all of their assets remaining after the sale of Assignors’ portion of the Purchased Assets (as defined in the APA) to Purchaser pursuant to the APA, including, without limitation, (a) their cash, restricted cash, cash equivalents or accounts receivable, (b) their marketable securities, (c) their websites, including each such site’s content, look and feel, verbiage and images, (d) the domain names listed on Schedule 1.3(e) of the APA and (e) the other assets listed on Schedule 1.3(f) of the APA.

3.           Subject to the terms and conditions set forth in the LTA and the APA, the Trust accepts the foregoing assignment and transfer of assets and property, and hereby assumes and agrees to pay, honor and discharge when due all of the liabilities and obligations of Assignors to the extent such are not Assumed Liabilities (as defined in the APA).

4.           The terms of the LTA are incorporated herein by reference.  The execution and delivery of this Assignment and Assumption Agreement by the parties hereto shall not, in any way, affect or limit the rights and obligations of the parties under, or enlarge, restrict or otherwise modify the terms of the LTA.  In the event of any conflict between the terms of this Assignment and Assumption Agreement and the LTA, the LTA shall control.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have entered into this Assignment and Assumption Agreement as of the date first above written.

ASSIGNORS:

XCORPOREAL, INC.

By:	/s/ Kelly J. McCrann
Name: Kelly J. McCrann
Title: Chief Executive Officer

XCORPOREAL OPERATIONS, INC.

By:	/s/ Kelly J. McCrann
Name: Kelly J. McCrann
Title: Chief Executive Officer

TRUST:

XCORPOREAL, INC. LIQUIDATING TRUST

By:	XCRLT, LLC

By:	/s/ Kelly J. McCrann
Name: Kelly J. McCrann
Title: Sole Member